Exhibit 99.3

                         ON LINE PAYROLL SERVICES, INC.


                              FINANCIAL STATEMENTS


                       NINE MONTHS AND THREE MONTHS ENDED
                           SEPTEMBER 30, 2006 AND 2005
                            AND AT SEPTEMBER 30, 2006

ON LINE PAYROLL SERVICES, INC.
FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 and 2005



                                 C O N T E N T S
                                 ---------------
                                                                    Page
                                                                    ----


Balance Sheets........................................................ 3

Statements of Income................................................ 4-5

Statements of Stockholder's Equity ....................................6

Statements of Cash Flows ............................................7-8

Notes to Financial Statements.......................................9-10

ON LINE PAYROLL SERVICES, INC.
BALANCE SHEETS


                                                                                           September 30,  December 31,
                                                                                               2006           2005
                                                                                           ------------- ---------------
 Assets                                                                                     (Unaudited)
 Current assets
          Cash and cash equivalents                                                        $     46,848  $       10,156
          Accounts receivable, net                                                                7,550           9,966
                                                                                           ------------- ---------------
  Total current assets                                                                           54,398          20,122
                                                                                           ------------- ---------------
 Property and equipment, net                                                                     14,950          18,123
 Goodwill                                                                                       197,082         197,082
                                                                                           ------------- ---------------
          Total assets                                                                     $    266,430  $      235,327
                                                                                           ============= ===============

Liabilities and Stockholder's Equity
 Current liabilities
          Accounts payable and accrued expenses                                            $      9,755  $       11,492
          Other current liabilities                                                               1,318           1,086
          Current portion of long-term debt                                                           -           8,000
                                                                                           ------------- ---------------
  Total current liabilities                                                                      11,073          20,578
                                                                                           ------------- ---------------

 Long-term Debt, net of current portion                                                               -          24,703
                                                                                           ------------- ---------------
          Total liabilities                                                                      11,073          45,281
                                                                                           ------------- ---------------

 Commitments and contingencies                                                                        -               -

 Stockholder's equity
          Common stock, $1 par value, 1000 shares authorized, issued and outstanding              1,000           1,000
          Retained Earnings                                                                     254,357         189,046
                                                                                           ------------- ---------------
  Total stockholder's equity                                                                    255,357         190,046
                                                                                           ------------- ---------------
          Total liabilities and stockholder's equity                                       $    266,430  $      235,327
                                                                                           ============= ===============

   The accompanying notes are an integral part of these financial statements.

ON LINE PAYROLL SERVICES, INC.
STATEMENTS OF INCOME
(UNAUDITED)

                                                                                         Three Months Ended
                                                                                            September 30,
                                                                                      ------------------------
                                                                                         2006           2005
                                                                                      ----------     ---------

 Operating revenue                                                                    $  94,879       $89,548
                                                                                      ----------     ---------

 Operating expenses:
   Salaries and benefits                                                                 43,626        39,463
   Facility rent and related costs                                                        8,628         7,937
   Depreciation and amortization                                                          1,357         1,672
   Professional and consulting fees                                                           -           405
   Insurance                                                                                163           110
   Other                                                                                 23,459        22,702
                                                                                      ----------     ---------
  Total operating expenses                                                               77,233        72,289
                                                                                      ----------     ---------
 Income from operations                                                                  17,646        17,259

 Other expense:
   Interest expense                                                                           -         1,470
                                                                                      ----------     ---------
  Total other expense                                                                         -         1,470

  Provision for income taxes                                                                  -             -

                                                                                      ----------     ---------
 Net income                                                                           $  17,646       $15,789
                                                                                      ==========     =========

   The accompanying notes are an integral part of these financial statements.

ON LINE PAYROLL SERVICES, INC.
STATEMENTS OF INCOME
(UNAUDITED)

                                                                                       Nine Months Ended September 30,
                                                                                    ------------------------------------
                                                                                           2006               2005
                                                                                    ------------------  ----------------

 Operating revenue                                                                   $        310,512   $       310,685
                                                                                    ------------------  ----------------

 Operating expenses:
   Salaries and benefits                                                                      124,117           119,800
   Facility rent and related costs                                                             24,399            22,884
   Depreciation and amortization                                                                4,994             5,015
   Professional and consulting fees                                                                47               883
   Insurance                                                                                      382             1,172
   Other                                                                                       66,303            65,186
                                                                                    ------------------  ----------------
  Total operating expenses                                                                    220,242           214,940
                                                                                    ------------------  ----------------
 Income from operations                                                                        90,270            95,745

 Other (income) expense:
   Interest (income) expense                                                                      (42)            2,874
                                                                                    ------------------  ----------------
  Total (income) other expense                                                                    (42)            2,874

  Provision for income taxes                                                                        -                 -

                                                                                    ------------------  ----------------
 Net income                                                                          $         90,312   $        92,871
                                                                                    ==================  ================

   The accompanying notes are an integral part of these financial statements.

ON LINE PAYROLL SERVICES, INC.
STATEMENTS OF STOCKHOLDER'S EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005

                                                                            Common Stock
                                                                       -----------------------
                                                                                                              Total
                                                                                                Retained   Stockholder's
                                                                        Shares       Amount     Earnings      Equity
                                                                       ---------  ------------ ---------- --------------
Balance, January 01, 2005                                                 1,000   $     1,000  $ 173,727  $     174,727

Distributions to stockholder                                                  -             -   (100,000)      (100,000)
Net income                                                                    -             -    115,319        115,319
                                                                       ---------  ------------ ---------- --------------

Balance, December 31, 2005                                                1,000         1,000    189,046        190,046

Distributions to stockholder                                                  -             -    (25,000)       (25,000)
Net income                                                                    -             -     90,312         90,312

                                                                       ---------  ------------ ---------- --------------
Balance, September 30, 2006                                               1,000   $     1,000  $ 254,357  $     255,357
                                                                       =========  ============ ========== ==============

   The accompanying notes are an integral part of these financial statements.

ON LINE PAYROLL SERVICES, INC.
STATEMENTS OF CASH FLOWS

                                                                                      Three Months Ended September 30,
                                                                                          2006               2005
                                                                                     --------------    -----------------
Cash flows from operating activities
 Net income                                                                          $      17,646     $         15,789
 Adjustments to reconcile income to net cash provided by operating activities:
  Depreciation and amortization                                                              1,357                1,672
  Changes in operating assets and liabilities:                                                  23                1,171
   Accounts receivable                                                                      (1,256)                (921)
   Accounts payable and accrued expenses                                                     6,000                    0
   Other current liabilities                                                                   993                    0
                                                                                     --------------    -----------------
Net cash provided by operating activities                                                   24,763               17,711
                                                                                     --------------    -----------------

Cash flows from investing activities
 Purchase of property and equipment                                                              0               (3,842)
                                                                                     --------------    -----------------
Net cash used in investing activities                                                            -               (3,842)
                                                                                     --------------    -----------------

Cash flows from financing activities
 Net repayment of notes payable                                                                  -               (5,180)
 Distributions to stockholder                                                              (25,000)                   0
                                                                                     --------------    -----------------
Net cash used in financing activities                                                      (25,000)              (5,180)
                                                                                     --------------    -----------------

Net increase (decrease) in cash and cash equivalents                                          (237)               8,689

Cash and cash equivalents, beginning of period                                              47,085               30,176
                                                                                     --------------    -----------------
Cash and cash equivalents, end of period                                             $      46,848     $         38,866
                                                                                     ==============    =================

Supplemental cash flow information
 Cash paid during the year for
  Interest                                                                           $           -     $          1,470

   The accompanying notes are an integral part of these financial statements.

ON LINE PAYROLL SERVICES, INC.
STATEMENTS OF CASH FLOWS

                                                                                         Nine Months Ended September 30,
                                                                                             2006             2005
                                                                                         -------------   ---------------
Cash flows from operating activities
 Net income                                                                              $     90,312    $       92,871
 Adjustments to reconcile income to net cash provided by operating activities:
  Depreciation and amortization                                                                 4,994             5,015
  Changes in operating assets and liabilities:
   Accounts receivable                                                                          2,415             2,009
   Accounts payable and accrued expenses                                                       (4,052)           (2,626)
   Other current liabilities                                                                    2,548               144
                                                                                         -------------   ---------------
Net cash provided by operating activities                                                      96,218            97,413
                                                                                         -------------   ---------------

Cash flows from investing activities
 Purchase of property and equipment                                                            (1,822)          (16,263)
                                                                                         -------------   ---------------
Net cash used in investing activities                                                          (1,822)          (16,263)
                                                                                         -------------   ---------------

Cash flows from financing activities
 Net repayment of notes payable                                                               (32,703)          (15,776)
 Distributions to stockholder                                                                 (25,000)          (50,000)
                                                                                         -------------   ---------------
Net cash used in financing activities                                                         (57,703)          (65,776)
                                                                                         -------------   ---------------

Net increase in cash and cash equivalents                                                      36,692            15,374

Cash and cash equivalents, beginning of period                                                 10,156            23,493
                                                                                         -------------   ---------------
Cash and cash equivalents, end of period                                                 $     46,849    $       38,867
                                                                                         =============   ===============

Supplemental cash flow information
 Cash paid during the year for
  Interest                                                                               $        (42)   $        2,874

   The accompanying notes are an integral part of these financial statements.

ON LINE PAYROLL SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 and 2005
AND AT SEPTEMBER 30, 2006

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: On Line Payroll Services, Inc. (the "Company") was incorporated in 1997 as an Alabama corporation and provides payroll processing and payroll tax processing services. The Company has one office located in Mobile, Alabama.

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of the financial position, results of operations and cash flows are summarized below.

Revenue Recognition: The Company earns revenue based on a contracted rate and per transaction fee. Revenue is recognized when the services are provided.

Cash and Cash Equivalents: The Company considers all highly liquid instruments with original maturity dates of three months or less to be cash equivalents.

Accounts Receivable: The Company records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Company has experienced minimal credit losses and has not written off any material accounts during the three months and nine months ended September 30, 2006 and 2005. At September 30, 2006 and December 31, 2005, there was no allowance for doubtful accounts.

Property and Equipment: Property and equipment is stated at cost. The Company depreciates property and equipment over their estimated useful lives on the straight-line method as follows:

              Computer equipment                                5 years
              Furniture and fixtures                          5-7 years
              Software                                          5 years
              Leasehold improvements            Remaining term of lease

Goodwill: The Company has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets," which established new accounting and reporting requirements for goodwill and other intangible assets. Under SFAS No. 142, goodwill and intangible assets with indefinite useful lives are no longer amortized to expense, but are instead tested for impairment at least annually. The Company performed its impairment test for goodwill during 2005 and 2004 and determined that there was no impairment loss related to the net carrying value of recorded goodwill. The Company intends to reevaluate goodwill impairment on an annual basis, or when events or circumstances indicate an impairment test is necessary. At September 30, 2006 and December 31, 2005, goodwill, net amounted to $197,082.

Current Portion of Long Term Debt: The Company had a one-year renewable bank note with a floating interest rate. The note was paid in full in March 2006 had a balance of $32,703 at December 31, 2005.

Income Taxes: The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. LEASE COMMITMENTS

The Company leases office space under a lease agreement which is accounted for as an operating lease.

Future minimum lease payments, by year and in the aggregate, under these leases with terms of one year or more are as follows:

                    Year Ending December 31,
               ----------------------------------

                         2006                                   25,908
                         2007                                   10,795
                                                        --------------
           Total future minimum lease payments                $ 36,703
                                                        ==============


Facility rent expense amounted to $19,512 for the three months and $6,504 for the nine months ended September 30, 2006 and 2005.

3. SIMPLE IRA PLAN

The Company maintains a Simple IRA Plan (the "Plan"). To be eligible, an employee must be reasonably expected to earn at least $5,000 in the calendar year of participation and have earned at least $5,000 in two prior calendar years. In accordance with the plan, a participant may contribute an amount up to $6,000. The Company will contribute 2% of eligible participants' compensation, up to a maximum compensation of $150,000, regardless of whether the employee elects to make deferrals to the Plan. Contributions of $772 and $2,316 were accrued by the Company during the three months and nine months ended September 30, 2006, respectively. Contributions of $630 and $1,892 were accrued by the Company during the three months and nine months ended September 30, 2005, respectively.

4. SUBSEQUENT EVENT

On December 1, 2006, the Company, along with an affiliated company, On-Line Alternatives, Inc., entered into a transaction to sell all of the issued and outstanding common stock of the Company to Orion HealthCorp, Inc. for an aggregate purchase price of approximately $3.3 million in cash, stock and notes, subject to adjustments conditional upon future revenue results. As of December 1, 2006, the Company became a wholly-owned subsidiary of Orion HealthCorp, Inc.